SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant:
Filed by a Party other than the Registrant: ☒

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

IMMERSION CORPORATION

(Name of Registrant as Specified in its Charter)

DIALECTIC CAPITAL PARTNERS, LP

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dialectic Capital Partners, LP (“Dialectic”), a stockholder of Immersion Corporation (the “Company”), for itself and on behalf of its affiliates, Dialectic Capital Management, LLC, Dialectic Offshore, Ltd., Dialectic Antithesis Partners, LP, Dialectic Antithesis Offshore, Ltd., Dialectic Offshore L2, Ltd., John Fichthorn and Luke Fichthorn, currently intends to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with a proxy solicitation seeking to elect two director candidates at the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”).

On December 30, 2010, Dialectic sent a letter to the Company (the “Letter”) submitting to the Company notice of its intent to nominate two nominees for election as directors of the Company at the 2011 Annual Meeting.  Attached hereto as “Exhibit A” is a copy of the Letter.

Important Information

DIALECTIC ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND ANY OTHER SOLICITATION MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH SOLICITATION MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.

Certain Information Concerning Dialectic

Dialectic and its affiliates may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2011 Annual Meeting. As of the date of this filing, Dialectic and its affiliates beneficially own 948,261 shares of the Company’s common stock.

Contact:

John Fichthorn
Dialectic Capital Partners, LP
(212) 230-3220

EXHIBIT A

DIALECTIC CAPITAL PARTNERS, LP
875 Third Avenue, 15th Floor
New York, New York 10022

December 30, 2010

VIA EMAIL, FACSIMILE, FEDERAL EXPRESS AND

UNITED STATES FIRST CLASS MAIL

Immersion Corporation
801 Fox Lane
San Jose, California 95131
Attn: Corporate Secretary

Re:	Notice of Intention to Nominate Individuals for Election as Directors at the 2011 Annual Meeting of Stockholders of Immersion Corporation

Dear Sir or Madam:

The undersigned stockholder, Dialectic Capital Partners, LP, a Delaware limited partnership (“Dialectic Capital Partners” or the “Nominating Stockholder”), a stockholder of record of 1,000 shares of  common stock, $0.001 par value per share (the “Shares”) and with its affiliates the beneficial owner of an additional 947,261 of the Shares of Immersion Corporation (the “Company”), hereby furnishes notice to the Company of Dialectic Capital Partners’ intention to nominate the two persons named in Annex I hereto (the “Nominees”) for election as directors at the Company’s 2011 Annual Meeting of Stockholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”), or any other meeting of stockholders held or any actions taken without a meeting in lieu thereof.

Information in Support of Director Nominations

Annex I to this letter presents as to each of the two persons whom Dialectic Capital Partners proposes to nominate for election as a director of the Company:

(a)	the name, age and business address of that person;
(b)	the principal occupation or employment of that person;
(c)	the class and number of shares of the Company that are beneficially owned by that person on the date of this letter; and
(d)
all other information required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required with respect to the nominees, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Except as specifically set forth on the Annexes hereto, there is no other information with respect to the nominees which would be required to be disclosed pursuant to Regulation 14A under the Exchange Act.

Each of the Nominees has consented in writing to being named in the proxy statement to be used in the solicitation of proxies by Dialectic Capital Partners and to serve as a director of the Company if elected. Copies of such consents are attached hereto as Annex II.

If this notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of any individual Nominee, or if any individual Nominee shall be unable to serve for any reason, Dialectic Capital Partners reserves the right to select a replacement Nominee and this notice shall continue to be effective with respect to the remaining Nominees and as to any replacement Nominees selected by Dialectic Capital Partners. In the event the Company purports to increase the number of directorships pursuant to its bylaws, Dialectic Capital Partners reserves the right to nominate additional persons as directors to fill any vacancies created by the increase and this notice shall continue to be effective with respect to the Nominees identified on Annex I hereto and any additional Nominees selected by Dialectic Capital Partners.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Dialectic Capital Partners that any attempt to increase the number of directorships constitutes an unlawful manipulation of the Company’s corporate machinery.

Information Regarding Dialectic Capital Partners and its Affiliates

The address of Dialectic Capital Partners as it believes it appears on the Company’s books is 875 Third Avenue, 15th Floor, New York, NY 10022.  Dialectic Capital Partners hereby represents that it is a holder of record of 1,000 Shares entitled to vote at the Annual Meeting and that it intends to appear in person (through its representative) or by proxy at the Annual Meeting to nominate the Nominees.

Dialectic Capital Partners is also the beneficial owner of another 110,729 Shares held in street name.  In addition, certain affiliates of Dialectic Capital Partners are the beneficial owners of an additional 836,532 Shares.  Such ownership interests, and the relationship between Dialectic Capital Partners and its affiliates, are set forth on Annex III hereto.

Dialectic Capital Partners reserves the right, consistent with the requirements of applicable law and the bylaws of the Company, to submit additional proposals or different proposals at the Annual Meeting.  Dialectic Capital Partners also reserves the right to challenge any action that may be taken by the Company, including any amendment to the Company’s certificate of incorporation or bylaws that would have the effect of preventing Dialectic Capital Partners from nominating the Nominees.

Please address any correspondence to the Nominating Stockholder, Attention: John Fichthorn, telephone (212) 230-3220, facsimile (212) 980-2635 (with a copy to our counsel, Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention: Jeffrey Tullman, Esq., telephone (212) 519-5101, facsimile (212) 245-3009).

Dialectic Capital Partners, in furnishing the notice described above, does not concede the validity or enforceability of the provisions of the Company’s bylaws that limit the right of any stockholders to present business for consideration at any meeting of stockholders, and expressly reserves the right to challenge the validity, application and interpretation of any such provisions.

Sincerely,

Dialectic Capital Partners, LP

By: Dialectic Capital, LLC, its general partner

By:	/s/ John Fichthorn
John Fichthorn
Managing Member

By:	/s/ Luke Fichthorn
Luke Fichthorn
Managing Member

ANNEX I

INFORMATION REGARDING THE NOMINEES

The following table sets forth for each nominee named below (i) the name, age, and business address of such person, and (ii) the principal occupation or employment and five-year business history of such person, including all directorships held in other public companies or investment companies.  None of the Nominees’ principal occupation or employment during the past five years is or has been with a corporation or organization which is a parent, subsidiary or other affiliate of the Company.  None of the Nominees holds or has ever held any position, directorship or office with the Company.  We believe that each of the Nominees is “independent” in accordance with the applicable listing standards of the Nasdaq Stock Market as currently in effect.  Each Nominee is a citizen of the United States of America.

Name, Age and Business Address	Present Principal Occupation or Employment and Business Experience and Directorships During Last Five Years
Kenneth Potashner Age: 53 Business Address: 6603 Calle Ponte Bella Rancho Santa Fe, CA 92091
Kenneth Potashner has served as Chairman of the Board of Newport Corporation, a leading global supplier of advanced-technology products and systems, since September 2007 and as member of its Board of Directors since 1998.  Since May 2003, Mr. Potashner has been an independent investor.  He served as a director of California Micro Devices from September 2009 until the company’s sale in February 2010. From 1996 to May 2003, he was Chairman of the Board of Directors of Maxwell Technologies, Inc., a manufacturer of ultracapacitors, microelectronics, power systems and high voltage capacitors.  He also served as President and Chief Executive Officer of Maxwell Technologies from 1996 to October 1998.  From November 1998 to August 2002, Mr. Potashner was President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated), a supplier of digital media appliances and services. Mr. Potashner was Executive Vice President and General Manager of Disk Drive Operations for Conner Peripherals, a manufacturer of storage systems, from 1994 to 1996.  From 1991 to 1994, he was Vice President of Worldwide Product Engineering for Quantum Corporation, a manufacturer of disk drives.  From 1981 to 1991, he held various engineering management positions with Digital Equipment Corporation, a manufacturer of computers and peripherals, culminating with the position of Vice President of Worldwide Product Engineering in 1991.  Mr. Potashner also serves on the Board of Directors of Applied Solar, Inc.   Mr. Potashner holds a B.S.E.E. from Lafayette College and an M.S.E.E. from Southern Methodist University.

John Fichthorn Age: 37 Business Address: 875 Third Avenue, 15th Floor New York, New York 10022
Mr. Fichthorn is a co-founder of Dialectic Capital Management, LLC, an investment management firm, and has been a portfolio manager of the firm since 2003.  He served as a director of California Micro Devices from September 2009 until the company’s sale in February 2010. From 2000 to 2003, he was employed by Maverick Capital, most recently as Managing Director of the technology group.  From 1999 to 2000, he was an analyst at Alliance Capital working as a dedicated short-seller across multiple hedge fund products and as a member of the technology team.  From 1997 to 1999, he was an analyst at Quilcap Corporation, a short biased hedge fund where he covered all sectors, with a focus on technology.  From 1995 to 1997, Mr. Fichthorn worked at Ganek & Orwicz Partners where his responsibilities included small cap research, international closed-end fund arbitrage and operations.  After graduating from college, he briefly worked at Aviation Week and Space Technology.  Mr. Fichthorn holds a B.A. in Astronomy from the University of North Carolina at Chapel Hill.

The Nominating Stockholder believes Mr. Potashner’s extensive operational experience in the technology industry, including as Chairman of Newport Corporation, a Nasdaq listed company with a market capitalization of approximately $650 million, his extensive mergers and acquisitions experience, and his ongoing role as an active technology investor will give him unique insight into the Company’s needs, challenges and strategic opportunities, making him well qualified to serve as a director in light of the Company’s business, strategy and structure.  The Nominating Stockholder believes Mr. Fichthorn’s board experience, extensive knowledge of the capital markets, his ongoing role as an active technology investor and broad network of contacts across the technology sector will give him different perspective and insight into the Company’s needs, challenges and strategic opportunities, making him well qualified to serve as a director in light of the Company’s business and capital structure.  In addition, Mr. Potashner and Mr. Fichthorn, as directors of California Micro Devices, were able to leverage their extensive skills and experience in the technology sector to maximize stockholder value by leading the sale of the company for $108 million in cash, which represented a premium of approximately 53% to the previous day’s closing price for the company’s common stock.

Except as set forth herein, as of the date of this letter Mr. Potashner and Mr. Fichthorn do not beneficially own any Shares of the Company and there have been no purchases or sales of Shares of the Company effected within the past two years by or on their behalf.

There are no material proceedings to which Dialectic Capital Partners or the Nominees or any associate of Dialectic Capital Partners or the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of Dialectic Capital Partners, the Nominees, or any associate of Dialectic Capital Partners or the Nominees, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Securities Act of 1933, as amended, has occurred during the past ten years.

As of the date of this letter, neither Dialectic Capital Partners nor any Nominee, nor any associate of Dialectic Capital Partners nor any Nominee is believed to have any interest in the matters to be voted upon at the 2011 Annual Meeting, other than an interest, if any, as a stockholder of the Company or, with respect to the Nominees, as a nominee for director.  Neither of the Nominees has any family relationship with any director or executive officer of the Company, or any other Nominee.

Except as otherwise described herein, neither Dialectic Capital Partners, nor any Nominee nor any associate of Dialectic Capital Partners or any Nominee is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

Except as otherwise described herein, there are no arrangements or understandings between Dialectic Capital Partners and each Nominee and any other person or persons pursuant to which the nominations are to be made by Dialectic Capital Partners.

Except as otherwise described herein, neither Dialectic Capital Partners nor any Nominee, nor any associate of  Dialectic Capital Partners or any Nominee: (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (3) has any arrangement or understanding with any person regarding any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

ANNEX II

Nominee’s Consent

The undersigned hereby consents to (i) being named as a nominee for election to the Board of Directors of Immersion Corporation (the “Company”) in any proxy statements relating to the Company’s 2011 Annual Meeting of Stockholders and any adjournment, postponements or reschedulings thereof, and (ii) to serve as a director of the Company if elected.

/s/ John Fichthorn
John Fichthorn

Nominee’s Consent

The undersigned hereby consents to (i) being named as a nominee for election to the Board of Directors of Immersion Corporation (the “Company”) in any proxy statements relating to the Company’s 2011 Annual Meeting of Stockholders and any adjournment, postponements or reschedulings thereof, and (ii) to serve as a director of the Company if elected.

/s/ Kenneth Potashner
Kenneth Potashner

ANNEX III

Identity of Affiliates of Dialectic Capital Partners, LP (“Dialectic Capital Partners”)

1.	Dialectic Offshore L2, Ltd. (“Offshore L2”)
2.	Dialectic Antithesis Offshore, Ltd. (“Antithesis Offshore”)
3.	Dialectic Antithesis Partners, LP (“Antithesis Partners”)
4.	Dialectic Offshore, Ltd. (“Offshore”)

Direct Beneficial Ownership by Dialectic Capital Partners and its Affiliates

Name	Number of Shares	Approximate Percentage of Outstanding Shares(1)
Dialectic Capital Partners	111,729	0.40%
Offshore L2	215,350	0.76%
Antithesis Offshore	248,223	0.88%
Antithesis Partners	304,077	1.08%
Offshore	68,882	0.24%

(1)  Based upon 28,175,759 shares of common stock outstanding as of October 29, 2010, as set forth in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, filed with the Securities and Exchange Commission on November 5, 2010.

Relationship Between Dialectic Capital Partners and its Affiliates

John Fichthorn acts as a managing member of Dialectic Capital Management, LLC, (the “Investment Manager”) and, as a result, Mr. Fichthorn may be deemed to jointly control such entity. Accordingly, Mr. Fichthorn may be deemed to have a beneficial interest in the Shares by virtue of the Investment Manager’s role as investment manager to Dialectic Capital Partners, Offshore, Antithesis Partners, Antithesis Offshore, and Offshore L2, and the Investment Manager’s power to vote and/or dispose of the Shares. Mr. Fichthorn disclaims beneficial ownership of the Shares of the Company except to the extent of his respective pecuniary interest, if any, therein.

TRADING ACTIVITY OF DIALECTIC CAPITAL PARTNERS AND ITS AFFILIATES

The following table contains sets forth certain information with respect to all purchases and sales of the Shares effected within the past two years by Dialectic Capital Partners and its affiliates.

Holder	No. of Shares	Action	Date
Dialectic Capital Partners	19,443	Buy	4/2/2009
	803	Buy	5/1/2009
	2,869	Buy	7/1/2009
	11,643	Sell	7/23/2009
	1,001	Buy	8/3/2009
	68	Buy	9/1/2009
	1	Buy	10/1/2009
	93	Buy	11/2/2009
	142	Sell	12/1/2009
	19,639	Buy	12/15/2009
	23,369	Buy	12/16/2009
	2,921	Buy	12/17/2009
	3,699	Buy	1/4/2010
	91,983	Buy	1/11/2010
	6,220	Buy	1/15/2010
	3,732	Buy	1/19/2010
	3,732	Buy	1/20/2010
	3,110	Buy	1/21/2010
	8,086	Buy	1/22/2010
	699	Buy	2/1/2010
	2,719	Buy	2/5/2010
	1,386	Buy	2/8/2010
	4,768	Buy	2/9/2010
	930	Buy	2/10/2010
	7,152	Buy	2/10/2010
	3,838	Buy	2/11/2010
	7,152	Buy	2/18/2010
	1,192	Buy	2/18/2010
	69	Buy	3/1/2010
	82	Buy	3/2/2010
	88	Buy	3/2/2010
	57	Buy	3/3/2010
	57	Buy	3/4/2010
	67	Buy	3/5/2010
	345	Buy	3/8/2010
	1,191	Sell	4/1/2010
	496	Sell	5/3/2010
	15,632	Buy	5/4/2010
	2,630	Buy	5/7/2010
	2,768	Buy	5/18/2010
	169,844	Buy	5/18/2010
	7,700	Buy	6/30/2010
	3,301	Buy	7/1/2010
	1,000	Buy	8/2/2010
	4,380	Sell	8/6/2010
	1,446	Buy	9/16/2010

Holder	No. of Shares	Action	Date
	14	Buy	9/17/2010
	251	Buy	9/21/2010
	3,444	Buy	9/22/2010
	1,948	Buy	9/23/2010
	148	Buy	10/5/2010
	52	Buy	10/14/2010
	74	Buy	10/19/2010
	1,472	Buy	10/20/2010
	46	Buy	10/21/2010
	4	Buy	10/26/2010
	58	Buy	10/28/2010
	1,216	Buy	10/28/2010
	1,216	Buy	10/28/2010
	6,434	Sell	11/4/2010
	24,538	Sell	11/10/2010
	24,538	Sell	11/10/2010
	24,538	Sell	11/10/2010
	67,481	Sell	11/10/2010
	52,135	Sell	11/11/2010
	35	Sell	11/11/2010
	84	Buy	12/2/2010
	11,872	Sell	12/14/2010
	3,182	Sell	12/14/2010
	2,967	Sell	12/14/2010
	2,967	Sell	12/14/2010
	8,903	Sell	12/14/2010
	17,807	Sell	12/14/2010
	35,614	Sell	12/14/2010
	11,874	Sell	12/15/2010
	11,849	Sell	12/15/2010
	597	Buy	12/30/2010
Offshore L2	15,034	Buy	10/5/2010
	5,303	Buy	10/14/2010
	7,498	Buy	10/19/2010
	149,072	Buy	10/20/2010
	4,667	Buy	10/21/2010
	494	Buy	10/26/2010
	5,909	Buy	10/28/2010
	123,077	Buy	10/28/2010
	123,077	Buy	10/28/2010
	685	Sell	11/4/2010
	7,187	Sell	11/10/2010
	2,613	Sell	11/10/2010
	2,613	Sell	11/10/2010
	2,613	Sell	11/10/2010
	5,554	Sell	11/11/2010
	68	Sell	11/11/2010
	70	Buy	12/2/2010
	22,033	Sell	12/14/2010
	33,049	Sell	12/14/2010
	5,904	Sell	12/14/2010
	16,524	Sell	12/14/2010
	5,508	Sell	12/14/2010

Holder	No. of Shares	Action	Date
	5,509	Sell	12/14/2010
	66,098	Sell	12/14/2010
	22,034	Sell	12/15/2010
	21,996	Sell	12/15/2010
	1,137	Buy	12/30/2010
Antithesis Offshore	22,740	Buy	1/15/2010
	13,644	Buy	1/19/2010
	13,644	Buy	1/20/2010
	11,369	Buy	1/21/2010
	29,563	Buy	1/22/2010
	1,673	Buy	2/1/2010
	8,749	Buy	2/5/2010
	4,462	Buy	2/8/2010
	18,132	Buy	2/9/2010
	3,535	Buy	2/10/2010
	27,198	Buy	2/10/2010
	14,597	Buy	2/11/2010
	27,198	Buy	2/18/2010
	4,533	Buy	2/18/2010
	25,956	Sell	3/1/2010
	1,313	Buy	3/8/2010
	1,744	Buy	4/1/2010
	1,876	Buy	5/3/2010
	11,575	Buy	5/4/2010
	6,851	Buy	5/7/2010
	7,212	Buy	5/18/2010
	442,526	Buy	5/18/2010
	28,977	Sell	7/1/2010
	9,420	Sell	8/6/2010
	22,619	Buy	9/14/2010
	8,508	Buy	9/15/2010
	3,419	Buy	9/16/2010
	33	Buy	9/17/2010
	547	Buy	9/21/2010
	7,494	Buy	9/22/2010
	4,240	Buy	9/23/2010
	86	Buy	10/5/2010
	30	Buy	10/14/2010
	43	Buy	10/19/2010
	856	Buy	10/20/2010
	26	Buy	10/21/2010
	2	Buy	10/26/2010
	707	Buy	10/28/2010
	707	Buy	10/28/2010
	33	Buy	10/28/2010
	5,510	Sell	11/4/2010
	21,015	Sell	11/10/2010
	21,015	Sell	11/10/2010
	21,015	Sell	11/10/2010
	57,791	Sell	11/10/2010
	79	Sell	11/11/2010
	44,648	Sell	11/11/2010

Holder	No. of Shares	Action	Date
	181	Buy	12/2/2010
	26,758	Sell	12/14/2010
	80,273	Sell	12/14/2010
	40,137	Sell	12/14/2010
	7,171	Sell	12/14/2010
	6,689	Sell	12/14/2010
	6,690	Sell	12/14/2010
	20,068	Sell	12/14/2010
	26,759	Sell	12/15/2010
	26,791	Sell	12/15/2010
	1,320	Buy	12/30/2010
Antithesis Partners	17,195	Buy	1/15/2010
	10,317	Buy	1/19/2010
	10,317	Buy	1/20/2010
	8,598	Buy	1/21/2010
	22,353	Buy	1/22/2010
	2,127	Buy	2/1/2010
	6,696	Buy	2/5/2010
	3,415	Buy	2/8/2010
	13,880	Buy	2/9/2010
	2,707	Buy	2/10/2010
	20,820	Buy	2/10/2010
	11,173	Buy	2/11/2010
	20,820	Buy	2/18/2010
	3,470	Buy	2/18/2010
	5,106	Buy	3/1/2010
	6,585	Buy	3/2/2010
	6,100	Buy	3/2/2010
	4,236	Buy	3/3/2010
	4,236	Buy	3/4/2010
	5,022	Buy	3/5/2010
	1,005	Buy	3/8/2010
	4,116	Buy	4/1/2010
	10,216	Buy	4/5/2010
	8,283	Buy	5/3/2010
	13,425	Buy	5/4/2010
	7,944	Buy	5/7/2010
	8,362	Buy	5/18/2010
	513,090	Buy	5/18/2010
	4,823	Sell	7/1/2010
	4,300	Buy	7/2/2010
	1,500	Buy	7/8/2010
	8,500	Buy	7/9/2010
	6,000	Buy	7/12/2010
	27,043	Buy	7/16/2010
	72,457	Buy	7/19/2010
	7,888	Buy	8/2/2010
	13,200	Sell	8/6/2010
	7,217	Buy	9/14/2010
	2,714	Buy	9/15/2010
	4,396	Buy	9/16/2010
	44	Buy	9/17/2010
	739	Buy	9/21/2010

Holder	No. of Shares	Action	Date
	10,113	Buy	9/22/2010
	5,722	Buy	9/23/2010
	14,068	Sell	10/5/2010
	9,399	Sell	11/4/2010
	35,833	Sell	11/10/2010
	35,833	Sell	11/10/2010
	35,833	Sell	11/10/2010
	98,538	Sell	11/10/2010
	76,119	Sell	11/11/2010
	98	Sell	11/11/2010
	34	Buy	12/2/2010
	31,489	Sell	12/14/2010
	7,874	Sell	12/14/2010
	47,234	Sell	12/14/2010
	94,470	Sell	12/14/2010
	8,439	Sell	12/14/2010
	23,619	Sell	12/14/2010
	7,873	Sell	12/14/2010
	31,484	Sell	12/15/2010
	31,530	Sell	12/15/2010
	1,552	Buy	12/30/2010
Offshore	10,557	Buy	4/2/2009
	1,485	Buy	5/1/2009
	105	Buy	7/1/2009
	6,119	Sell	7/23/2009
	455	Buy	8/3/2009
	843	Buy	10/1/2009
	1,565	Buy	12/1/2009
	13,977	Buy	12/15/2009
	16,631	Buy	12/16/2009
	2,079	Buy	12/17/2009
	2,921	Sell	1/4/2010
	57,239	Buy	1/11/2010
	3,845	Buy	1/15/2010
	2,307	Buy	1/19/2010
	2,307	Buy	1/20/2010
	1,923	Buy	1/21/2010
	4,998	Buy	1/22/2010
	10,115	Buy	2/1/2010
	1,836	Buy	2/5/2010
	937	Buy	2/8/2010
	3,220	Buy	2/9/2010
	628	Buy	2/10/2010
	4,830	Buy	2/10/2010
	2,592	Buy	2/11/2010
	4,830	Buy	2/18/2010
	805	Buy	2/18/2010
	853	Buy	3/1/2010
	1,018	Buy	3/2/2010
	1,099	Buy	3/2/2010
	707	Buy	3/3/2010
	707	Buy	3/4/2010
	839	Buy	3/5/2010

Holder	No. of Shares	Action	Date
233	Buy	3/8/2010
1,840	Buy	4/1/2010
8,918	Buy	4/5/2010
32,704	Sell	5/3/2010
9,368	Buy	5/4/2010
1,575	Buy	5/7/2010
1,658	Buy	5/18/2010
101,734	Buy	5/18/2010
4,614	Buy	6/30/2010
28,830	Buy	7/1/2010
3,000	Sell	8/6/2010
944	Buy	9/16/2010
9	Buy	9/17/2010
164	Buy	9/21/2010
2,248	Buy	9/22/2010
1,271	Buy	9/23/2010
4,653	Sell	11/2/2010
4,196	Sell	11/4/2010
44,003	Sell	11/10/2010
16,001	Sell	11/10/2010
16,001	Sell	11/10/2010
16,001	Sell	11/10/2010
33,998	Sell	11/11/2010
22	Sell	11/11/2010
131	Buy	12/2/2010
7,848	Sell	12/14/2010
5,886	Sell	12/14/2010
23,545	Sell	12/14/2010
11,773	Sell	12/14/2010
2,104	Sell	12/14/2010
1,961	Sell	12/14/2010
1,962	Sell	12/14/2010
7,849	Sell	12/15/2010
7,834	Sell	12/15/2010
394	Buy	12/30/2010